UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 E. Swedesford Rd. Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on February 26, 2019, the Compensation Committee (the “Committee”) of the Board of Trustees (the “Board”) of Liberty Property Trust (the “Company”) approved awards (the “2019 Awards”) under the Liberty Property Trust Long-Term Incentive Program (the “Long-Term Incentive Program”), with the purpose of providing performance incentives to the named executive officers of the Company. The 2019 Awards, described below in more detail, provide for an aggregate award (the “Award”) to each named executive officer composed of (i) a grant of performance-based restricted stock units in the amount of 65% of the Award (the “Performance-Based RSU Component”), and (ii) a grant of time-based restricted shares in the amount of 35% of the Award (the “Time-Based Share Component”).  The Awards are and, when issued, the Company’s common shares of beneficial interest, $0.001 par value (the “Common Shares”), underlying the Awards, will be, issued under the Company’s Amended and Restated Share Incentive Plan (the “Share Incentive Plan”), and shall generally be subject to the terms and conditions of that plan.

2019 Awards

The 2019 Awards have the following general features:

Restricted Stock Units.  A “restricted stock unit” (“RSU”) under the Long-Term Incentive Program consists of a legally-binding promise to pay the executive a certain number of the Common Shares at the end of a specified time period to the extent certain performance criteria are met or exceeded.

Under the Long-Term Incentive Program, the Committee has the ability to utilize a wide variety of performance measures on which to base each particular year’s grant of RSUs, and will act each year to designate the specific performance measures for that year. For the Performance-Based RSU Component of the 2019 Awards, this measure is based on the Company’s total shareholder return as compared to a designated peer group (the “Relative TSR”) over a three-year performance period (the “Award Period”).

The Committee has adopted a performance metrics schedule for the Performance-Based RSU Component of the 2019 Awards, listing the threshold at which the RSUs will be earned, in relation to the specified target levels of Relative TSR performance over the three-year Award Period. These levels provide for specified awards upon attainment of stipulated percentages of the target level, with the maximum number of Common Shares payable equal to 200% (250% for our Chief Executive Officer) of the targeted number of RSUs granted in connection with the 2019 Awards, with the Committee retaining discretion to reduce the award from the prescribed level as it deems fit. Additionally, upon the conclusion of the Award Period, the recipient of an award shall receive Common Shares equivalent in number to the corresponding number of shares that would have accrued during the Award Period as reinvested dividends with respect to the number of Common Shares actually earned and paid.

If a recipient of an Award quits or is discharged for cause prior to the end of the Award Period, all RSUs will be forfeited. If the recipient of an Award instead terminates by reason of death, disability or “Retirement” (as defined in the Share Incentive Plan), or is terminated by the Company without cause, prior to the end of the Award Period, the treatment of the RSUs shall be as set forth in the grant documents. The RSUs are also subject to early vesting pursuant to the Company’s Senior Officer Severance Plan (the “Severance Plan”). The Long-Term Incentive Program also includes several common customary covenants, subject to the Committee’s discretion, that would trigger forfeiture of the RSUs.

Restricted Shares.  A “restricted share” under the Long-Term Incentive Program consists of the grant of Common Shares to the executives which are eligible to vest on the third anniversary of the grant date. During the vesting period, the recipient of the award is entitled to vote with respect to the restricted shares and will receive dividends currently.

If a recipient of an Award quits or is discharged for cause prior to the end of the Award Period, all restricted shares will be forfeited. If the recipient of an Award instead terminates by reason of death, disability or Retirement, or is terminated by the Company without cause, prior to the end of the Award Period, the treatment of the restricted shares shall be as set forth in the grant documents. The restricted shares are also subject to early vesting pursuant to the Severance Plan. The Long-Term Incentive Program also includes several common customary covenants, subject to the Committee’s discretion, that would trigger forfeiture of the restricted shares.

On February 26, 2019, the Committee made the following Awards under the Long-Term Incentive Program, such Awards to be granted as of the close of business on February 26, 2019:

Named Executive Officer	Number of Performance-Based RSUs(1)	Number of Time-Based Restricted Shares(2)
William P. Hankowsky	28,227	15,199
Christopher J. Papa	9,976	5,372
Michael T. Hagan	9,772	5,262
Herman C. Fala	8,400	4,523

(1)                                 As described above, the RSUs constituting the Performance-Based RSU Component of the 2019 Awards are eligible to be earned on the basis of Relative TSR for the full Award Period, using a performance schedule determined at the time of the award. The determination of whether the Performance-Based RSU Component of the 2019 Awards is earned and payable shall be made at the end of the Award Period.

(2)                                 As described above, the restricted shares constituting the Time-Based Share Component of the 2019 Awards are eligible to be earned on the third anniversary of the grant date, subject to continued employment with the Company, with vesting in the case of death, disability, retirement or termination without cause by the Company in accordance with the provisions of the grant documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ Herman C. Fala
Herman C. Fala
Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ Herman C. Fala
Herman C. Fala
Secretary and General Counsel

Dated: February 28, 2019